Exhibit 10

IN THE UNITED STATES DISTRICT COURT
FOR THE SOUTHERN DISTRICT OF OHIO
EASTERN DIVISION

UNITED STATES OF AMERICA

Plaintiff,

and

STATE OF NEW YORK, ET AL.,

Plaintiff-Intervenors,

v.

AMERICAN ELECTRIC POWER SERVICE CORP., ET AL.,

Defendants.
___________________________________
OHIO CITIZEN ACTION, ET AL.,

Plaintiffs,

v.

AMERICAN ELECTRIC POWER SERVICE CORP., ET AL.,

Defendants.
___________________________________
UNITED STATES OF AMERICA

Plaintiff,

v.

AMERICAN ELECTRIC POWER SERVICE CORP., ET AL.,

Defendants.
___________________________________
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Consolidated Cases:
Civil Action No. C2-99-1182
Civil Action No. C2-99-1250
JUDGE EDMUND A. SARGUS, JR.
Magistrate Judge Kimberly A. Jolson

Civil Action No. C2-04-1098
JUDGE EDMUND A. SARGUS, JR.
Magistrate Judge Kimberly A. Jolson

Civil Action No. C2-05-360
JUDGE EDMUND A. SARGUS, JR.
Magistrate Judge Kimberly A. Jolson

ORDER

This matter came before the Court on the Parties’ Joint Motion to Enter the Fifth Joint Modification of Consent Decree (ECF No. XXX). Having reviewed the submissions of all Parties and being fully advised of the positions therein, the Court hereby GRANTS the Joint Motion and ORDERS that the following Paragraphs of the Consent Decree entered in this case are modified as set forth herein.
IT IS SO ORDERED.

7-17-2019	/s/ Edmund A. Sargus, Jr.
DATE	EDMUND A. SARGUS, JR.
CHIEF UNITED STATES DISTRICT JUDGE

FIFTH JOINT MODIFICATION TO
CONSENT DECREE WITH ORDER MODIFYING CONSENT DECREE

WHEREAS, On December 10, 2007, this Court entered a Consent Decree in the above-captioned matters (Case No. 99-1250, Docket # 363; Case No. 99-1182, Docket # 508).
WHEREAS, Paragraph 199 of the Consent Decree provides that the terms of the Consent Decree may be modified only by a subsequent written agreement signed by the Plaintiffs and Defendants. Material modifications shall be effective only upon written approval by the Court.
WHEREAS, pursuant to Paragraph 87 of the Consent Decree (Case No. 99-1250, Docket # 363), as modified by a Joint Modification to Consent Decree With Order Modifying Consent Decree filed on April 5, 2010 (Case No. 99-1250, Docket # 371), as modified by a Second Joint Modification to Consent Decree with Order Modifying Consent Decree filed on December 28, 2010 (Case No. 99-1250, Docket # 372), as modified by a Third Joint Modification With Order Modifying Consent Decree filed on May 14, 2013 (Case No. 99-1182, Docket # 548), and as modified by an Agreed Entry Approving Fourth Joint Modification to Consent Decree filed on January 23, 2017 (Case No. 99-1182, Docket # 553), no later than December 31, 2025, the American Electric Power (AEP) Defendants are required, inter alia, to install and continuously operate a Flue Gas Desulfurization (FGD) system on, or Retire, Refuel, or Re-Power one Unit at the Rockport Plant, and no later than December 31, 2028, the AEP Defendants are required to install and continuously operate a FGD system on, or Retire, Refuel, or Re-Power the second Unit at the Rockport Plant.
WHEREAS, the AEP Defendants filed a Motion for Fifth Modification of Consent Decree in Case No. 99-1182 on July 21, 2017 (Case No. 99-1182, Docket # 555) and in the related cases seeking to further modify the provisions of Paragraph 87 and make other changes.

WHEREAS, the United States, the States, and Citizen Plaintiffs filed memoranda in opposition to the motion by the AEP Defendants (Case No. 99-1182, Docket # 571 and 572, and Case No. 99-1250, Docket # 405) on September 1, 2017.
WHEREAS, the Parties made additional supplemental filings and engaged in settlement discussions and have reached agreement on a modification to the Consent Decree as set forth herein.
WHEREAS, the Parties have agreed, and this Court by entering this Fifth Joint Modification finds, that this Fifth Joint Modification has been negotiated in good faith and at arm’s length; that this settlement is fair, reasonable, and in the public interest, and consistent with the goals of the Clean Air Act, 42 U.S.C. §7401, et seq.; and that entry of this Fifth Joint Modification without further litigation is the most appropriate means of resolving this matter.
WHEREAS, the Parties agree and acknowledge that final approval of the United States and entry of this Fifth Joint Modification is subject to the procedures set forth in 28 CFR § 50.7, which provides for notice of this Fifth Joint Modification in the Federal Register, an opportunity for public comment, and the right of the United States to withdraw or withhold consent if the comments disclose facts or considerations which indicate that the Fifth Joint Modification is inappropriate, improper, or inadequate. No Party will oppose entry of this Fifth Joint Modification by this Court or challenge any provision of this Fifth Joint Modification unless the United States has notified the Parties, in writing, that the United States no longer supports entry of the Fifth Joint Modification.
NOW THEREFORE, for good cause shown, without admission of any issue of fact or law raised in the Motion or the underlying litigation, the Parties hereby seek to modify the Consent Decree in this matter, and upon the filing of a Motion to Enter by the United States, move that the Court sign and enter the following Order:

Modify the provisions of the Consent Decree, as amended by the first four modifications, as follows:

Add a new Paragraph 5A that states:

5A.    A “30-Day Rolling Average Emission Rate” for Rockport means, and shall be expressed as, lb/mmBTU and calculated in accordance with the following procedure: first, sum the total pounds of the pollutant in question emitted from the combined Rockport stack during a Day which is an Operating Day for either or both Rockport Units, and the previous twenty-nine (29) such Days; second, sum the total heat input to both Rockport Units in mmBTU during the Day which was an Operating Day for either or both Rockport Units, and the previous twenty-nine (29) such Days; and third, divide the total number of pounds of the pollutant emitted during the thirty (30) Days which were Operating Days for either or both Rockport Units by the total heat input during the thirty such Days. A new 30-Day Rolling Average Emission Rate shall be calculated for each new Day which is an Operating Day for either or both Rockport Units. Each 30-Day Rolling Average Emission Rate shall include all emissions that occur during all periods of startup, shutdown, and Malfunction within an Operating Day, except as follows:

a.
Emissions and BTU inputs from both Rockport Units that occur during a period of Malfunction at either Rockport Unit shall be excluded from the calculation of the 30-Day Rolling Average Emission Rate if Defendants provide notice of the Malfunction to EPA in accordance with Paragraph 159 in Section XIV (Force Majeure) of this Consent Decree;

b.
Emissions of NOx and BTU inputs from both Rockport Units that occur during the fifth and subsequent Cold Start Up Period(s) that occur at a single Rockport Unit during any 30-Day period shall be excluded from the calculation of the 30-Day Rolling Average Emission Rate if inclusion of such emissions would result in a violation of any applicable 30-Day Rolling Average Emission Rate and Defendants have installed, operated, and maintained the SCR at the Unit in question in accordance with manufacturers’ specifications and good engineering practices. A “Cold Start Up Period” occurs whenever there has been no fire in the boiler of a Unit (no combustion of any Fossil Fuel) for a period of six (6) hours or more. The NOx emissions to be excluded during the fifth and subsequent Cold Start Up Period(s) at a single unit shall be the lesser of (i) those NOx emissions emitted during the eight (8) hour period commencing when the Unit is synchronized with a utility electric distribution system and concluding eight (8) hours later, or (ii) those NOx emissions emitted prior to the time that the flue gas has achieved the minimum SCR operational temperature specified by the catalyst manufacturer; and

c.
For SO2, shall include all emissions and BTUs commencing from the time a single Rockport Unit is synchronized with a utility electric distribution system through the time that both Rockport Units cease to combust fossil fuel and the fire is out in both boilers.

Paragraph 14 is replaced in its entirety and now reads as follows:

14.    “Continuously Operate” or “Continuous Operation” means that when an SCR, FGD, DSI, Enhanced DSI, ESP or other NOx Pollution Controls are used at a Unit, except during a Malfunction, they shall be operated at all times such Unit is in operation, consistent with the technological limitations, manufacturers’ specifications, and good engineering and maintenance practices for such equipment and the Unit so as to minimize emissions to the greatest extent practicable.

Add a new Paragraph 20A that states:
20A.    “Enhanced Dry Sorbent Injection” or “Enhanced DSI” means a pollution control system in which a dry sorbent is injected into the flue gas prior to the NOx and particulate matter controls in order to provide additional mixing and improved SO2 removal as compared to Dry Sorbent Injection.

Paragraph 67 is replaced in its entirety and now reads as follows:
67.    Notwithstanding any other provisions of this Consent Decree, except Section XIV (Force Majeure), during each calendar year specified in the table below, all Units in the AEP Eastern System, collectively, shall not emit NOx in excess of the following Eastern System-Wide Annual Tonnage Limitations:

Calendar Year	Eastern System-Wide Annual Tonnage Limitations for NOx
2009	96,000 tons
2010	92,500 tons
2011	92,500 tons
2012	85,000 tons
2013	85,000 tons
2014	85,000 tons
2015	75,000 tons
2016-2017	72,000 tons per year
2018-2020	62,000 tons per year
2021-2028	52,000 tons per year
2029 and each year thereafter	44,000 tons per year

Paragraph 68 is replaced in its entirety and now reads as follows:

68.     No later than the dates set forth in the table below, Defendants shall install and

Continuously Operate SCR on each Unit identified therein, or, if indicated in the table, Retire, Retrofit, or Re-Power such Unit:

Unit	NOx Pollution Control	Date
Amos Unit 1	SCR	January 1, 2008
Amos Unit 2	SCR	January 1, 2009
Amos Unit 3	SCR	January 1, 2008
Big Sandy Unit 2	SCR	January 1, 2009
Cardinal Unit 1	SCR	January 1, 2009
Cardinal Unit 2	SCR	January 1, 2009
Cardinal Unit 3	SCR	January 1, 2009
Conesville Unit 1	Retire, Retrofit, or Re-Power	Date of Entry of this Consent Decree
Conesville Unit 2	Retire, Retrofit, or Re-Power	Date of Entry of this Consent Decree
Conesville Unit 3	Retire, Retrofit, or Re-Power	December 31, 2012
Conesville Unit 4	SCR	December 31, 2010
Gavin Unit 1	SCR	January 1, 2009
Gavin Unit 2	SCR	January 1, 2009
Mitchell Unit 1	SCR	January 1, 2009
Mitchell Unit 2	SCR	January 1, 2009
Mountaineer Unit 1	SCR	January 1, 2008
Muskingum River Units 1-4	Retire, Retrofit, or Re-Power	December 31, 2015
Muskingum River Unit 5	SCR	January 1, 2008
Rockport Unit 1	SCR	December 31, 2017
Rockport Unit 2	SCR	June 1, 2020
Sporn Unit 5	Retire, Retrofit, or Re-Power	December 31, 2013
A total of at least 600 MW from the following list of Units: Sporn Units 1-4, Clinch River units 1-3, Tanners Creek Units 1-3 and/or Kammer Units 1-3	Retire, Retrofit, or Re-Power	December 31, 2018

Add a new Paragraph 68A that reads as follows:

68A.     30-Day Rolling Average NOx Emission Rate at Rockport. Beginning on the thirtieth Day which is an Operating Day for either one or both Rockport Units in calendar year 2021, average

NOx emissions from the Rockport Units shall be limited to 0.090 lb/mmBTU on a 30-day Rolling Average Basis at the combined stack for the Rockport Units. Emissions shall be calculated in accordance with the provisions of Paragraph 5A and reported in accordance with the requirements of Paragraph J in Appendix B.

Add a new Paragraph 68B that reads as follows:
68B.     Informational NOx Monitoring. During the ozone seasons (May 1 - September 30) in each of calendar years 2019 and 2020, prior to the effective date of the 30-Day Rolling Average NOx Rate at the Rockport Units in Paragraph 68A, the AEP Defendants shall provide an estimate of the 30-day rolling average NOx emissions from Rockport Unit 1, based on NOx concentrations and percent CO2 measured at an uncertified NOx monitor in the duct from Unit 1 before the flue gases from Rockport Units 1 and 2 combine at the common stack. Hourly NOx rates shall be calculated for each hour for which valid data is available, using the following equation:
    NOx lb/mmBtu = [(1.194 x 10-7) x NOx ppm x 1840 scf CO2 per mmBtu x 100]/% CO2
The monitor shall be calibrated daily and maintained in accordance with good engineering and maintenance practices. If valid NOx or CO2 data is not available for any hour, that hour shall not be used in the calculation of the informational data provided to Plaintiffs, including periods of monitor downtime, calibrations, and maintenance. For informational purposes only, NOx emission rate data for Rockport Unit 1 on a 30-Day Rolling Average Basis for May - June shall be reported to Plaintiffs by July 30, and NOx emission rate data for Rockport Unit 1 on a 30-Day Rolling Average Basis for July - September shall be reported to Plaintiffs by October 30. Nothing in this Paragraph shall be construed to establish a Unit-specific NOx Emission Rate for Rockport Unit 1, and these interim reporting obligations are not required to be incorporated into the Title V permit for the Rockport Plant.

Paragraph 86 is replaced in its entirety and now reads as follows:
86.    Notwithstanding any other provisions of this Consent Decree, except Section XIV (Force Majeure), during each calendar year specified in the table below, all Units in the AEP Eastern System, collectively, shall not emit SO2 in excess of the following Eastern System-Wide Annual Tonnage Limitations:

Calendar Year	Eastern System-Wide Annual Tonnage Limitations for SO2
2010	450,000 tons
2011	450,000 tons
2012	420,000 tons
2013	350,000 tons
2014	340,000 tons
2015	275,000 tons
2016	145,000 tons
2017	145,000 tons
2018	145,000 tons
2019-2020	113,000 tons per year
2021-2028	94,000 tons per year
2029, and each year thereafter	89,000 tons per year

Paragraph 87 is replaced in its entirety and now reads as follows:

87.    No later than the dates set forth in the table below, Defendants shall install and Continuously Operate an FGD, Dry Sorbent Injection, or Enhanced Dry Sorbent Injection system on each Unit identified therein, or, if indicated in the table, Cease Burning Coal, Retire,

Retrofit, Re-power, or Refuel such Unit:

Unit	SO2 Pollution Control	Date
Amos Unit 1	FGD	February 15, 2011
Amos Unit 2	FGD	April 2, 2010
Amos Unit 3	FGD	December 31, 2009
Big Sandy Unit 2	Retrofit, Retire, Re-Power or Refuel	December 31, 2015
Cardinal Units 1 and 2	FGD	December 31, 2008
Cardinal Unit 3	FGD	December 31, 2012
Conesville Units 1 and 2	Retire, Retrofit, or Re-power	Date of Entry
Conesville Unit 3	Retire, Retrofit, or Re-power	December 31, 2012
Conesville Unit 4	FGD	December 31, 2010
Conesville Unit 5	Upgrade existing FGD and meet a 95% 30-day Rolling Average Removal Efficiency	December 31, 2009
Conesville Unit 6	Upgrade existing FGD and meet a 95% 30-day Rolling Average Removal Efficiency	December 31, 2009
Gavin Units 1 and 2	FGD	Date of Entry
Mitchell Units 1 and 2	FGD	December 31, 2007
Mountaineer Unit 1	FGD	December 31, 2007
Muskingum River Units 1-4	Retire, Retrofit, or Re-power	December 31, 2015
Muskingum River Unit 5	Cease Burning Coal and Retire Or Cease Burning Coal and Refuel	December 15, 2015 December 31, 2015, unless the Refueling project is not completed in which case the Unit

Unit	SO2 Pollution Control	Date
will be taken out of service no later than December 31, 2015, and will not restart until the Refueling project is completed. The refueling project must be completed by June 30, 2017.
Rockport Unit 1
Dry Sorbent Injection
and
Enhanced DSI, and beginning in calendar year 2021 meet an Emission Rate of 0.15 lb/mmBTU of SO2 on a 30-Day Rolling Average Basis at the Rockport combined stack
And
Retrofit, Refuel, or Re-Power, but must satisfy the provisions of Paragraphs 133 and 140
April 16, 2015 December 31, 2020 December 31, 2028
Rockport Unit 2	Dry Sorbent Injection and Enhanced DSI, and beginning in calendar year 2021 meet an Emission Rate of 0.15 lb/mmBTU of SO2 on a 30-Day Rolling Average Basis at the Rockport combined stack	April 16, 2015 June 1, 2020
Sporn Unit 5	Retire, Retrofit, or Re-power	December 31, 2013
A total of at least 600 MW from the following list of Units: Sporn Units 1-4, Clinch River Units 1-3,	Retire, Retrofit, or Re-power	December 31, 2018

Unit	SO2 Pollution Control	Date
Tanners Creek Units 1-3, and/or Kammer Units 1-3

Paragraph 89A is replaced in its entirety and now reads as follows:

89A.    Plant-Wide Annual Tonnage Limitation and 30-Day Rolling Average Emission Rate for SO2 at Rockport. For each of the calendar years set forth in the table below, AEP Defendants shall limit their total annual SO2 emissions from Rockport Units 1 and 2 to the Plant-Wide Annual Tonnage Limitation for SO2 as follows:

Calendar Years	Plant-Wide Annual Tonnage Limitation for SO2
2016-2017	28,000 tons per year
2018-2019	26,000 tons per year
2020	22,000 tons per year
2021-2028	10,000 tons per year
2029, and each year thereafter	5,000 tons per year

In addition to the Plant-Wide Annual Tonnage Limitation for SO2 at Rockport, beginning on the thirtieth Day which is an Operating Day for either or both Rockport Units in calendar year 2021, SO2 emissions from the Rockport Units shall be limited to 0.15 lb/mmBTU on a 30-Day Rolling Average Basis at the Rockport combined stack (30-Day Rolling Average Emission Rate for SO2 at Rockport). Emissions shall be calculated in accordance with the provisions of Paragraph 5A and reported in accordance with the requirements of Paragraph J in Appendix B. Nothing in this Consent Decree shall be construed to prohibit the AEP Defendants from further optimizing the Enhanced DSI system, utilizing alternative sorbents, or upgrading the SO2 removal technology at the Rockport Units so long as the Units maintain compliance with the 30-day Rolling Average Emission Rate for SO2 at Rockport and the 30-day Rolling Average Emission Rate for NOx at Rockport.

Paragraph 127 is replaced in its entirety and now reads as follows:
127.    The States, by and through their respective Attorneys General, shall jointly submit to Defendants Projects within the categories identified in this Subsection B for funding in amounts not to exceed $4.8 million per calendar year for no less than five (5) years following the Date of Entry of this Consent Decree beginning as early as calendar year 2008, and for an additional amount not to exceed $6.0 million in 2013. The funds for these Projects will be apportioned by and among the States, and Defendants shall not have approval rights for the Projects or the apportionment. Defendants shall pay proceeds as designated by the States in accordance with the Projects submitted for funding each year within seventy-five (75) days after being notified by the States in writing. Notwithstanding the maximum annual funding limitations above, if the total costs of the projects submitted in any one or more years is less than the maximum annual amount, the difference between the amount requested and the maximum annual amount for that year will be available for funding by the Defendants of new and previously submitted projects in the following years, except that all amounts not requested by and paid to the States within eleven (11) years after the Date of Entry of this Consent Decree shall expire.
Pursuant to the Fifth Joint Modification Indiana Michigan Power Company (“I&M”) will provide as restitution or as funds to come into compliance with the law $4 million in additional funding for the States to support projects identified in Section VIII, Subsection B during the period from 2019 through 2021. I&M shall provide the funding within seventy-five (75) days of receipt of a written request for payment and in accordance with instructions from counsel for the States.

Paragraph 128B is replaced in its entirety and now reads as follows:

128B.     Citizen Plaintiffs’ Mitigation Projects. I&M will provide $2.5 million in mitigation funding as directed by the Citizen Plaintiffs for projects in Indiana that include diesel retrofits, health and safety home repairs, solar water heaters, outdoor wood boilers, land acquisition projects, and small renewable energy projects (less than 0.5 MW) located on customer premises that are eligible for net metering or similar interconnection arrangements on or before December 31, 2014. I&M shall make payments to fund such Projects within seventy-five (75) days after being notified by the Citizen Plaintiffs in writing of the nature of the Project, the amount of funding requested, the identity and mailing address of the recipient of the funds, payment instructions, including taxpayer identification numbers and routing instructions for electronic payments, and any other information necessary to process the requested payments. Defendants shall not have approval rights for the Projects or the amount of funding requested, but in no event shall the cumulative amount of funding provided pursuant to this Paragraph 128B exceed $2.5 million.
In addition to the $2.5 million provided in 2014, pursuant to the Fifth Joint Modification I&M will provide as restitution or as funds to come into compliance with the law $3.5 million in funding for Citizen Plaintiffs to support projects that will promote energy efficiency, distributed generation, and pollution reduction measures for nonprofits, governmental entities, low income residents and/or other entities selected by Citizen Plaintiffs. I&M shall provide the $3.5 million in funding within seventy-five (75) days of the Date of Entry of the Fifth Joint Modification of the Consent Decree by the Court in accordance with instructions from counsel for Citizen Plaintiffs.

Paragraph 133 is replaced in its entirety and now reads as follows:
133.    Claims Based on Modifications after the Date of Lodging of This Consent Decree. Entry of this Consent Decree shall resolve all civil claims of the United States against Defendants that arise based on a modification commenced before December 31, 2018, or, solely for Rockport Unit 1, before December 31, 2028, or, solely for Rockport Unit 2, before June 1, 2020, for all pollutants, except Particulate Matter, regulated under Parts C or D of Subchapter I of the Clean Air Act, and under regulations promulgated thereunder, as of the Date of Lodging of this Consent Decree, and:

a.	where such modification is commenced at any AEP Eastern System Unit after the Date of Lodging of the original Consent Decree; or

b.	where such modification is one this Consent Decree expressly directs Defendants to undertake.
With respect to Rockport Unit 1, the United States agrees that the AEP Defendants’ obligation to Retrofit, Re-Power, or Refuel Rockport Unit 1 would be satisfied if, by no later than December 31, 2028, the AEP Defendants Retrofit Rockport Unit 1 by installing and commencing continuous operation of FGD technology consistent with the definition in Paragraph 56 of the Third Joint Modification of the Consent Decree, Re-Power the Unit consistent with the definition in Paragraph 54 of the Consent Decree, or Refuel the Unit consistent with the provisions of Paragraph 53A of the Third Joint Modification of the Consent Decree. If the AEP Defendants elect to Retire Rockport Unit 1 by December 31, 2028, that would also satisfy the requirements of this Paragraph and fulfill the AEP Defendants’ obligations with regard to Rockport Unit 1 under this Consent Decree. The term “modification” as used in this paragraph shall have the meaning that term is given under the Clean Air Act and under the regulations in effect as of the Date of Lodging of this Consent Decree, as alleged in the complaints in AEP I and AEP II.

Paragraph 140 is replaced in its entirety and now reads as follows:

140.     With respect to the States and Citizen Plaintiffs, except as specifically set forth in this Paragraph, the States and Citizen Plaintiffs expressly do not join in giving the Defendants the covenant provided by the United States in Paragraph 133 of this Consent Decree, do not release any claims under the Clean Air Act and its implementing regulations arising after the Date of Lodging of the original Consent Decree, and reserve their rights, if any, to bring any actions against Defendants pursuant to 42 U.S.C. §7604 for any claims arising after the Date of the Lodging of the original Consent Decree. AEP, the States, and Citizen Plaintiffs also recognize that I&M informed state regulators in its most recent base rate proceedings that the most realistic date through which Rockport Unit 1 can be expected to be in operation with any reasonable degree of certainty is December 2028, and the Indiana Utility Regulatory Commission and the Michigan Public Service Commission have approved depreciation rates for I&M’s share of Rockport Unit 1 to be consistent with the retirement of Unit 1 in December 2028. Notwithstanding the existence of any other compliance options in Paragraphs 87 and 133, AEP Defendants must Retire Rockport Unit 1 by no later than December 31, 2028. AEP Defendants and the States and Citizen Plaintiffs agree that Paragraph 140 prevails in any conflict between it and Paragraphs 87 and/or 133.
a.    On or before March 31, 2025, AEP Defendants shall submit to PJM Interconnection, LLC, or any other regional transmission organization with jurisdiction over the Rockport Units, notification of the planned retirement of Rockport Unit 1 by no later than December 31, 2028, and a request for such regional transmission organization to evaluate and identify any reliability concerns associated with such retirement.

Paragraph 180 is replaced in its entirety and now reads as follows:

180.       Within one (1) year from commencement of operation of each pollution control device to be installed, upgraded, and/or operated under this Consent Decree, Defendants shall apply to include the requirements and limitations enumerated in this Consent Decree into federally-enforceable non-Title V permits and/or site-specific amendments to the applicable state implementation plans to reflect all new requirements applicable to each Unit in the AEP Eastern System, the Plant-Wide Annual Rolling Average Tonnage Limitation for SO2 at Clinch River, the Plant-Wide Annual Tonnage Limitation for SO2 at Kammer, and the Plant-Wide Annual Tonnage Limitation for SO2 at Rockport.

Paragraph 182 is replaced in its entirety and now reads as follows:
182.        Prior to termination of this Consent Decree, Defendants shall obtain enforceable provisions in their Title V permits for the AEP Eastern System that incorporate (a) any Unit-specific requirements and limitations of this Consent Decree, such as performance, operational, maintenance, and control technology requirements, (b) the Plant-Wide Annual Rolling Average Tonnage Limitation for SO2 at Clinch River, the Plant-Wide Annual Tonnage Limitation for SO2 at Kammer, and the Plant-Wide Annual Tonnage Limitation for SO2 at Rockport, and (c) the Eastern System-Wide Annual Tonnage Limitations for SO2 and NOx.  If Defendants do not obtain enforceable provisions for the Eastern System-Wide Annual Tonnage Limitations for SO2 and NOx in such Title V permits, then the requirements in Paragraphs 86 and 67 shall remain enforceable under this Consent Decree and shall not be subject to termination.

Paragraph 188 is modified as follows to update the information required in order to provide required notices under the Consent Decree:

188.
As to the United States:
Case Management Unit
Environmental Enforcement Section
Environment and Natural Resources Division
U.S. Department of Justice
P.O. Box 7611, Ben Franklin Station
Washington, DC 20044-7611
DJ# 90-5-2-1-06893
eescdcopy.enrd@usdoj.gov

Phillip Brooks
Director, Air Enforcement Division
Office of Enforcement and Compliance Assurance
U.S. Environmental Protection Agency
Ariel Rios Building [Mail Code 2242A]
1200 Pennsylvania Avenue, N.W.
Washington, DC 20460
Brooks.phillip@epa.gov

Sara Breneman
Air Enforcement & Compliance Assurance Branch
U.S. EPA Region 5
77 W. Jackson Blvd.
Mail Code AE-18J
Chicago, IL 60604
Breneman.sara@epa.gov

and

Carol Amend, Branch Chief
Air, RCRA & Toxics Branch (3ED20)
Enforcement & Compliance Assurance Division
U.S. EPA, Region 3
1650 Arch Street
Philadelphia, PA 19103-2029
Amend.carol@epa.gov

For all notices to EPA, Defendants shall register for the CDX electronic system and upload such notices at https://cdx.gov/epa-home.asp.

As to the State of Connecticut:

Lori D. DiBella
Office of the Attorney General
Environment Department
55 Elm Street
P.O. Box 120
Hartford, CT 06141-0120
Lori.dibella@ct.gov

As to the State of Maryland:

Frank Courtright
Program Manager
Air Quality Compliance Program

Maryland Department of the Environment
1800 Washington Blvd.
Baltimore, Maryland 21230
fcourtright@mde.state.md.us

and

Matthew Zimmerman
Assistant Attorney General
Office of the Attorney General
1800 Washington Boulevard
Baltimore, MD 21230
mzimmerman@mde.state.md.us

As to the Commonwealth of Massachusetts:

Christophe Courchesne, Assistant Attorney General
Office of the Attorney General
1 Ashburton Place, 18th floor
Boston, Massachusetts 02108
Christophe.courchesne@state.ma.us

As to the State of New Hampshire:

Director, Air Resources Division
New Hampshire Department of Environmental Services
29 Hazen Dive
Concord, New Hampshire 03302-0095

and

K. Allen Brooks
Senior Assistant Attorney General
Office of the Attorney General
33 Capitol Street
Concord, New Hampshire 03301
Allen.brooks@doj.nh.gov

As to the State of New Jersey:

Section Chief
Environmental Enforcement
Dept. of Law & Public Safety
Division of Law
R.J. Hughes Justice Complex
25 Market Street

P.O. Box 093
Trenton, New Jersey 08625-0093
Lisa.morelli@dol.lps.state.nj.us

As to the State of New York:

Michael J. Myers
Senior Counsel
Environmental Protection Bureau
New York State Attorney General
The Capitol
Albany, New York 12224
Michael.Myers@ag.ny.gov

As to the State of Rhode Island:

Gregory S. Schultz
Special Assistant Attorney General
150 South Main Street
Providence, RI 02903
gschultz@riag.ri.gov

As to the State of Vermont:

Nicholas F. Persampieri
Assistant Attorney General
Office of the Attorney General
109 State Street
Montpelier, Vermont 05609-1001
Nick.persampieri@vemont.gov

As to the Citizen Plaintiffs:

Nancy S. Marks
Natural Resources Defense Council, Inc.
40 West 20th Street
New York, New York 10011
nmarks@nrdc.org

Kristin Henry
Sierra Club
2101 Webster Street, Suite 1300
Oakland, CA 94612
kristin.henry@sierraclub.org

Margrethe Kearney
Environmental Law and Policy Center
35 East Wacker Dr. Suite 1600
Chicago, Illinois 60601-2110
MKearney@elpc.org

and

Shannon Fisk
Earthjustice
1617 John F. Kennedy Blvd., Suite 1130
Philadelphia, PA 19103
sfisk@earthjustice.org

As to AEP:

John McManus
Vice President, Environmental Services
American Electric Power Service Corporation
1 Riverside Plaza
Columbus, OH 43215
jmmcmanus@aep.com

David Feinberg
General Counsel
American Electric Power
1 Riverside Plaza
Columbus, OH 43215
dmfeinberg@aep.com

and

Janet Henry
Deputy General Counsel
American Electric Power Service Corporation
1 Riverside Plaza
Columbus, OH 43215
jjhenry@aep.com

As to Gavin Buyer:

Nicholas Tipple
Plant Manager
Gavin Power, LLC
7397 N. St Rt #7
Cheshire, OH 45620
Nicholas.tipple@lightstone.com

Karl A. Karg
Latham & Watkins LLP
330 North Wabash Avenue, Suite 2800
Chicago, IL 60611
karl.karg@lw.com

and

Alexandra Farmer
Kirkland & Ellis LLP
1301 Pennsylvania Avenue, N.W.
Washington, DC 20004
alexandra.farmer@kirkland.com

Add a new Paragraph 205A that reads as follows:
205A.    26 U.S.C. Section 162(f)(2)(A)(ii) Identification. For purposes of the identification requirement of Section 162(f)(2)(A)(ii) of the Internal Revenue Code, 26 U.S.C. § 162(f)(2)(A)(ii), with respect to obligations incurred under this Fifth Joint Modification, performance of Section II (Applicability), Paragraph 3; Section IV (NOx Emission Reductions and Controls), Paragraphs 67, 68, 68A, and 68B; Section V (SO2 Emission Reductions and Controls), Paragraphs 86, 87, and 89A; Section VII (Prohibition on Netting Credits or Offsets from Required Controls), Paragraph 117; Section XI (Periodic Reporting), Paragraphs 143 - 147; Section XII (Review and Approval of Submittals), Paragraphs 148 and 149 (except with respect to dispute resolution); Section XVI (Permits), Paragraphs 175, 177, 179, and 180 - 183; Section XVII (Information Collection and Retention), Paragraphs 184 and 185; Section XXIII (General Provisions), Paragraph 207; and Appendix B; is restitution or required to come into compliance with law.

Modify Appendix B (Reporting Requirements) as follows:

Section I Paragraph O is replaced in its entirety and now reads as follows:

O.    Plant-Wide Annual Tonnage Limitation and Emission Rate for SO2 at Rockport.

Beginning March 31, 2017, and continuing annually thereafter, Defendants shall report: (a) the actual tons of SO2 emitted from Units 1 and 2 at the Rockport Plant for the prior calendar year; (b) the Plant-Wide Annual Tonnage Limitation for SO2 at the Rockport Plant for the prior calendar year as set forth in Paragraph 89A of the Consent Decree; and (c) for the annual reports for calendar years 2015 - 2020, Defendants shall report the daily sorbent deliveries to the Rockport Plant by weight. Beginning in calendar year 2021, the annual reports shall report the 30-day rolling average SO2 Emissions Rate at the Rockport stack as required under Section I, Paragraph J of Appendix B, and reporting of daily sorbent deliveries will no longer be required.

Section I Paragraph S. is replaced in its entirety and now reads as follows:

S.    Notification of Retirement of Rockport Unit 1.

AEP Defendants shall provide to the Plaintiffs a copy of the notification submitted to PJM Interconnection, LLC, or any other regional transmission organization pursuant to Paragraph 140.a, and a copy of any response received from PJM Interconnection, LLC, or any other the regional transmission organization.

Delete Paragraphs T and U from Section I of Appendix B.

Except as specifically provided in this Order, all other terms and conditions of the Consent Decree remain unchanged and in full effect.

SO ORDERED, THIS 17th DAY OF July, 2019.

/s/ Edmund A. Sargus, Jr.
HONORABLE EDMUND A. SARGUS, JR.
UNITED STATES DISTRICT JUDGE

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FOR THE UNITED STATES

/s/ Myles E. Flint, II
Myles E. Flint, II
Senior Counsel
Environmental Enforcement Section
Environment and Natural Resources Division
United States Department of Justice
P.O. Box 7611
Washington, D.C. 20530
(202) 307-1859

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FOR THE UNITED STATES

/s/ Rosemarie A. Kelley
Rosemarie A. Kelley
Director
Office of Civil Enforcement
United States Environmental Protection Agency

/s/ Phillip A. Brooks
Phillip A. Brooks
Director, Air Enforcement Division
Office of Civil Enforcement
United States Environmental Protection Agency

/s/ Sabrina Agrentieri
Sabrina Argentieri
Attorney-Advisor
Office of Civil Enforcement
Civil Enforcement Division
United States Environmental Protection Agency

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FOR THE STATE OF CONNECTICUT

WILLIAM TONG
ATTORNEY GENERAL

By:

/s/ Lori D. DiBella
Lori D. DiBella
Assistant Attorney General
Office of the Attorney General
55 Elm Street
P.O. Box 120
Hartford, CT 06141-0120

FOR THE STATE OF MARYLAND:

Brian E. Frosh
Attorney General

/s/ Matthew Zimmerman
Matthew Zimmerman
Assistant Attorney General
Office of the Attorney General
1800 Washington Boulevard
Baltimore, MD 21230

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FOR THE COMMONWEALTH OF
MASSACHUSETTS

Maura Healey
Attorney General

/s/ Christophe Courchesne
Christophe Courchesne
Assistant Attorney General
Office of the Attorney General
1 Ashburton Place, 18th Floor
Boston, MA 02108

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FOR THE STATE OF NEW HAMPSHIRE

Gordon J. Macdonald
Attorney General

/s/ K. Allen Brooks
K. Allen Brooks
Senior Assistant Attorney General
Office of the Attorney General
33 Capitol Street
Concord, New Hampshire 03301

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FOR THE STATE OF NEW JERSEY

Gurbir S. Grewal
Attorney General

/s/ Lisa J. Morelli
Lisa J. Morelli
Deputy Attorney General
Dept. of Law & Public Safety
Division of Law
R.J. Hughes Justice Complex
25 Market Street
P.O. Box 093
Trenton, NJ 08625-0093

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FOR THE STATE OF NEW YORK

Letitia James
Attorney General

/s/ Michael J. Myers
Michael J. Myers
Senior Counsel
Environmental Protection Bureau
New York State Attorney General
The Capitol
Albany, NY 12224

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FOR THE STATE OF RHODE ISLAND

Peter F. Neronha
Attorney General

/s/ Gregory S. Schultz
Gregory S. Schultz
Special Assistant Attorney General
150 South Main Street
Providence, RI 02903

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FOR THE STATE OF VERMONT

Thomas J. Donovan, Jr.
Attorney General

/s/ Thea Schwartz
Thea Schwartz
Assistant Attorney General
Office of the Attorney General
109 State Street
Montpelier, VT 05609-1001

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FOR NATURAL RESOURCES DEFENSE COUNCIL, INC.

/s/ Nancy S. Marks
Nancy S. Marks
Natural Resources Defense Council, Inc.
40 West 20th Street
New York, NY 10011

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FOR SIERRA CLUB

/s/ Kristin Henry
Kristin Henry
Sierra Club
2101 Webster Street, Suite 1300
Oakland, CA 94612

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FOR OHIO CITIZEN ACTION, CITIZENS ACTION COALITION OF INDIANA, HOOSIER ENVIRONMENTAL COUNCIL, OHIO VALLEY ENVIRONMENTAL COALITION, WEST VIRGINIA ENVIRONMENTAL COUNCIL, CLEAN AIR COUNCIL, IZAAK WALTON LEAGUE OF AMERICA, ENVIRONMENT AMERICA, NATIONAL WILDLIFE FEDERATION, INDIANA WILDLIFE FEDERATION, AND LEAGUE OF OHIO SPORTSMEN

/s/ Margrethe Kearney
Margrethe Kearney
Environmental Law and Policy Center
35 East Wacker Drive, Suite 1600
Chicago, IL 60601-2110

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FOR THE AEP COMPANIES

/s/ David M. Feinberg
David M. Feinberg
American Electric Power
1 Riverside Plaza
Columbus, OH 43215